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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                              ------------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report:                                                February 27, 1998


                            NEENAH FOUNDRY COMPANY
                            NEENAH TRANSPORT, INC.
                         HARTLEY CONTROLS CORPORATION
           (Exact name of registrant as it appears in its charter)


             Wisconsin                                      39-1580331
             Wisconsin                                      39-1378433
             Wisconsin                                      39-0842568
  (State or other jurisdiction of                    (IRS Employer ID Number)
  Incorporation or organization)

                                  333-28751
                           (Commission File Number)



2121 Brooks Avenue, P.O. Box 729, Neenah, Wisconsin             54957
2121 Brooks Avenue, P.O. Box 729, Neenah, Wisconsin             54957
2400 Holly Road, Neenah, Wisconsin                              54956
(Address of principal executive offices)                      (Zip Code)

                                (920) 725-7000
                                (920) 725-7000
                                (920) 734-2689
             (Registrant's telephone number, including area code)
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ITEM 5.    OTHER EVENTS.

           Neenah Foundry Company (the "Company"), Mercer Forge Corporation ("Mercer") and Rotterdam Venture Partners, Inc., the majority holder of Mercer, have entered into a letter of intent for the acquisition by the Company of all of the outstanding capital stock of Mercer. The parties have received notification of the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 as of February 24, 1998 and are in the process of negotiating definitive documentation.


                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEENAH FOUNDRY COMPANY
                                        NEENAH TRANSPORT, INC.
                                        HARTLEY CONTROLS CORPORATION



February 27, 1998                       By:   /s/ Gary W. LaChey
                                           ------------------------------------
                                             Name:  Gary W. LaChey
                                             Title: Vice President-Finance,
                                                    Secretary and Treasurer